Exhibit 99.2

Item #4 Form ABS Due Diligence 15E

Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Mortgage Connect, LP (“Mortgage Connect”) was engaged by Loan Funding Structure II LLC as diligence agent to provide title reports for a population of 254 mortgage loans. Mortgage Connect, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information
●	Transfer/Conveyance Information
●	Mortgage Information
●	Judgment/Lien Information
●	Additional Recorded Document Information
●	Bankruptcy Information
●	Legal Description

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 254 mortgage loans were all residential single-family & multi-family homes.

Mortgage Connect completed a review of the 254 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 254 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of:

a.	2 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is $102,600.00. For these same loans Mortgage Connect reviewed the origination title policies and affirms that none took exception to the prior mortgage liens.
b.	1 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is $109,750.00. For these same loans Mortgage Connect reviewed the origination title policies and affirms that one took exception to the prior mortgage liens.
c.	35 mortgage loans for which potentially superior pre-origination mortgage and non-mortgage liens were found of record. For those loans, the total amount of such potentially superior pre-origination mortgage liens is$4,116,435.05. For these same loans Mortgage Connect was unable to review the origination title policies to confirm there were exceptions to the prior mortgage liens.
d.	2 mortgage loans were not found of record within the recording jurisdiction.

3.	As set forth in the title search reports:
a.	1 mortgage loans with a potentially superior, post-origination lien/judgment. The total amount of such potentially superior post-origination HOA lien is $1,732.65.
b.	0 mortgage loans with a potentially superior, post-origination Municipal lien. The total amount of such potentially superior post-origination lien/judgment is $0.00.
c.	3 mortgage loans with a potentially superior delinquent tax amount. The total amount of such potentially superior delinquent taxes is $12,979.44.
d.	4 mortgage loans with tax information that is unavailable due to jurisdiction restrictions.

Thank You,

Mortgage Connect, LP

Mortgage Connect | 260 Airside Dr | Moon Township | Pennsylvania | 15108 | P: 866-789-1814 | F: 866-789-1845 | mortgageconnectlp.com